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BIOLASE | 25 YEARS

THE WORLD LEADER IN DENTAL LASERS

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Fred Furry, COO & CFO NASDAQ: BLTI www.biolase.com April 3-4, 2012 • New York Palace Hotel, New York City Exhibit 99.1

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Safe Harbor Statement
This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management’s beliefs and assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, adverse international market or political conditions, a domestic economic recession, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in BIOLASE’s filings with the Securities and Exchange Commission including its prior filings on Form 10-K and 10-Q.

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BIOLASE is Revolutionizing Surgery in Medicine
• The Er,Cr:YSGG (2780nm) laser crystal has the highest level of absorption in water in human tissue.
• This absorption creates an expansion and vaporization of the water molecules causing a biological ablation of human tissue with very little trauma or bleeding.
• Tooth enamel ~5% water, dentin and bone ~25% water, soft tissue ~80% water, and the eye ~90% water.
How?  Through the science of WaterLase!

Conventional Surgical Devices include the scalpel, high speed drill, electrosurge, electric bone saws, and heat generating lasers.
…BIOLASE is NOT Just Another Medical Device Company!

In 2011: Single Product Company
1. Moved from global exclusive distribution model with
Schein to direct sales and multi-distributor model.
2. Launched iPlus which EQUALS the speed of a
traditional dental drill.
3. Globalized distribution with approvals in Canada,
Korea, Russia, Taiwan, & others.
4. Launched Biolase DaVinci digital imaging products.
5. Grew revenues over 85% on a GAAP basis and 98%
excluding irrevocable purchase orders to Schein and
non-recurring royalty revenue.
6. Expanded global sales footprint with new offices in
China & India and planned offices in UAE & Brazil.
In 2012: Broaden Platform and Product Portfolio
Becoming a Globally Diversified Platform Company
1. Diversify revenue base to expand addressable markets
and reduce investor risk.
2. Launched Waterlase MDX line of all tissue lasers.
3. Became the exclusive distributor for Cefla’s NewTom line
of cone beam 3D imaging products in North America.
4. Plan to launch several other new dental products in 2012
and re-launch the iLase with new distribution partners.
5. Continue clinical development & approval in:
ophthalmology, orthopedics, pain management, podiatry,
and aesthetics.
6. 2012 is a year for execution and resetting investor
expectations … under promise, over deliver.

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BIOLASE is the World Leader in Laser Dentistry…
…and the Dental Community is the Largest Medical Community in the World!

BIOLASE ~45% BIOLASE ~45%
Source: iData Research Inc.
US Overall Dental Laser Market:
Hard & Soft Tissue
BIOLASE ~80% BIOLASE ~80%
Source: Biolase Technology Licensing Reports
US Dental Laser Market:
Hard Tissue

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Traditional Dentistry The painting Cavadenti, the Tooth Puller, by Caravaggio, circa 1608 PAGE 6

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Medical: The Diolase 10 offers high intensity laser therapy in the palm of your hand for pain management.
Digital Imaging: We offer Cefla’s NewTom cone beam 3D imaging and a full line of Biolase DaVinci Imaging equipment, including the D3D cone beam as well as x-ray generators and tablets.
Diode soft-tissue dental lasers: Our soft tissue lasers
include the ezLase total diode solution, which offers
power and portability, and the revolutionary iLase, a
portable diode laser with no foot pedal, power cord, or
external controls.
Current Line of BIOLASE Products

All-tissue dental lasers: Our all-tissue lasers include our new flagship laser, the revolutionary WaterLase iPlus, and the WaterLase MDX.

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Alternative and Advanced Hi-Tech Dentistry
Atraumatic Pediatric Tooth Extraction
The aiming beam on
the WaterLase does
not cut the tissue or
generate any heat.
The tissue is cut
biologically, with little
or no pain, by
energizing water at
the molecular level.
Using BIOLASE WaterLase Systems, including our new WaterLase iPlus System:

The iPlus features
an intuitive, touch-
based computer
screen, similar to a
tablet personal
computer.  It is
designed to allow for
remote servicing and
software upgrades.

BIOLASE
TURBO

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WaterLase High Speed Cutting PAGE 9

BIOLASE

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WaterLase Side by Side with Drill

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WaterLase Soft Tissue Lingual Frenectomy

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Why BIOLASE WaterLase Technology in Dentistry?
Traditional high-speed drills work by FRICTION which creates HEAT which causes
PAIN.
This PAIN
necessitates injections of ANESTHESIA which results in PAIN and NUMB LIPS.
In addition, the lack of feeling from the numbing injections can lead to THERMAL DAMAGE which can lead to PULPAL DEATH and result in a ROOT CANAL.
The traditional high-speed drill
also causes VIBRATION, which causes PAIN
and leads to
MICROFRACTURES.  These MICROFRACTURES allow BACTERIA to penetrate the tooth which causes further DECAY and the FRACTURING of teeth.
High speed drills also require the use of BURS which even after autoclaving have a 15% chance of carrying pathogenic micro-organisms.  Needles and files can also carry bacteria.  That means in traditional dentistry the patient has a 1 in 6 chance of cross contamination.
WaterLase energy does not create heat or vibration so there is NO PAIN.  Further, the
WaterLase is bactericidal, antiviral and essentially eliminates the risk of cross contamination.

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Why Dentists Should Buy a WaterLase System?
• WaterLase technology enables traditional dentists to perform procedures that they currently refer out to specialists or current WaterLase dentists, for example:
•
Gingivectomy = $160
•
Perio Treatment = $375
•
Hard-tissue Crown Lengthening = $520
•
Herpetic or Aphthous Ulcer = $308
•
Frenectomy = $355
• With no anesthesia, the WaterLase also increases efficiency and allows the dentist to work in multiple quadrants in a single visit.
• This equates to $250-$750 per day in additional revenue.  These procedures are easy to learn and training is included in the cost..
Monthly Lease Payment New Monthly Revenue Generated
Approx. $1,200 $5,000 – $15,000

A dentists’ return on investment can
be between ~500% and ~1,500%!
…the tremendous Return on Investment!

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$50B to $100B WaterLase Market Opportunity
The WaterLase’s global market opportunity is immense…
because the dental community is the largest medical
community in the world.
• 176,000 dentists in the US and
Canada.¹
• Over 1.2 million dentists in 134 countries and growing
rapidly in emerging
economies.²
• 19,000 systems in over 11,000 practices.
• Every 1% of further market penetration, just with the
WaterLase, is equal to an opportunity of well over $600
million in revenues!
Estimated total global market of 1,200,000,
which is growing rapidly due to new markets
such as China, India, and Indonesia.
19,000
3
systems sold worldwide.
1. American Dental Association.  2. World Federation of Dentistry.  3. 1998-present over 19,000 BIOLASE systems sold.

Our current market penetration is approximately
3% in the US and slightly less than 1% internationally!

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Question Your Dentist About Potential for Cross-Contamination, Leading Infection-Control Scientist Tells Fox News

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CHARLOTTE, N.C., July 25, 2011 /PRNewswire/ -- A leading international scientist in the field of infection control is urging patients to ask their dentists about the potential for cross-contamination in the dental office, specifically from reused chains and holders that fasten patients' protective bibs in place.

(Photo: http://photos.prnewswire.com/prnh/20110725/CL[illegible])

Research by Dr. John Molinari, Director of Infection Control for The Dental Advisor, Ann Arbor, Michigan, determined that reused bib chains contained about 1,000 times more bacteria than disposable or sterilized chains.

"Bacteria from infected patients' mouths transfers on to surfaces through the air from aerosols from air and water syringe sprays or gloved hands in people's mouths and then touching other items," Dr. Molinari tells Fox News in a July 15 report headlined, "Gross Out ... at the Dentist's Office."

Molinari's research echoes at least two other recent studies. Fox News health columnist Colleen Cappon also cites a study from the University of North Carolina School of Dentistry which found that one out of five bib chains tested were contaminated with bacteria, including traces of Staphylococcus aureus and E. coli. The majority of bacteria growth was attributed to saliva, dental plaque, skin and flesh.

Cappon also references the work of Noel Kelsch, former president of the California Dental Hygienists' Association, whose own study was published in a recent issue of Infection Control Today.

"The more crevices and indentations on a clip or a chain, the higher the contaminant count," Kelsch tells Cappon.

These contaminants, Cappon reports, can mean trouble for patients.

"The Centers for Disease Control defines cross-contamination as the act of spreading bacteria and viruses from one surface to another," Cappon writes. "Blood-borne viruses have the ability to live on objects and surfaces for as long as a week, meaning germs could be spread easily if surfaces are not disinfected or if equipment is not cleaned between patients."

So, what can patients do to protect themselves?

"Patients can ask," Dr. Molinari tells Fox. "Talk with your doctor about what they do for infection control. If patients don't ask, they can jump to all kinds of conclusions."

There are easy, inexpensive solutions including sterilizing between patients and disposable bib holders.

Available Topic Expert(s): For information on the listed expert(s), click appropriate link.

Name: Noel Kelsch

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1. Dental Health Magazine  2. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?:
Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75,
No. 1.  3. Contaminated dental instruments: Smith A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-
5.  4. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS,
Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS
JADA 2007; 138(7): 992-1002.   5. The Bacterial Challenge: Time to React.  A call to narrow the gap between multi-
drug resistant bacteria in the EU and the development of new antibacterial agents., ECDC/EMEA Joint Working
Group, Stockholm, Sweden, September, 2009.
Warning: Patients Urged to Ask their Dentists
About the Risk of Cross Contamination!
Cross contamination is a huge threat:
1,2,3,4
• The CDC defines cross-contamination as the
act of spreading bacteria and viruses from one
surface to another. Blood-borne viruses have
the ability to live on objects and surfaces for as
long as a week.
• Sterilization techniques used for dental burs
used with high speed drill and endodontic files
are not effective.  This is a serious health
threat!
• Many bacteria are becoming more and more
resistant to antibiotics.
5

RISK OF DEATH
Antibiotic-resistant vs. non-resistant *Klebsiella* bacteria
60
50
40
30
20
10
0
Percent of subjects
Resistant
Non-resistant
48
20
Mortality

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The Bacterial Challenge
Antibiotic resistance adversely impacts the health of millions of patients every year.  Of the patients receiving antibiotics, 50%
receive unnecessary or redundant therapy, resulting in overuse of antibiotics.¹
Resistance to antibiotics is high among bacteria that cause serious infections in humans and reaches 25% or more in several EU
Member States.²
Each year, about 99,000 patients in the US die from hospital acquired infections³
and 25,000 patients in the EU die from an
infection related to multidrug-resistant bacteria.²
Mortality rates of one resistant strain MRSA in the U.S. exceeded the combined death toll of AIDS, tuberculosis, and hepatitis
B.¹
1. Centers for Disease Control and Prevention. Delivering safe care for patients: all healthcare providers play a role., November 15, 2011.  Source:
http://www.cdc.gov/getsmart/healthcare/learn-from-others/factsheets/hc_providers.html. 2. The Bacterial Challenge: Time to React. A call to narrow the gap between multi-drug resistant bacteria in the EU and the development of new antibacterial agents., ECDC/EMEA Joint Working Group, Stockholm, Sweden, September, 2009. 3. Klevens RM, Edwards JR,
Richards CL, Horan TC.  Estimating Health-Care Infections and Deaths in US Hospitals, 2002.  Public Helth Reports 2007; 122: 160-166.

50X
200X
500X

0.83% CFU
0.29% CFU
Sodium Hypochlorite (NaOCl)
Waterlase MD™

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WaterLase MD™ reduced E. faecalis 2.86
times more effectively than NaOCl³
1. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1. 2. Contaminated dental instruments:
Smith A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5.  3. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002.  4. Dentaltown Research: Endodontics;
Survey, October 2011, dentaltown.com.
Burs and Endo Files:
• 15% of “sterilized” burs and up to 76% of “sterilized”
endodontic files carry pathogenic
micro-organisms.
1, 2
• Complex and rugged bur surface difficult to sterilize.
• Autoclaving fails 15% of the time to decontaminate burs
1
•Only 32% of endodontic engine-driven files are replaced
after every case and 36% after
every other
case.
4
WaterLase Tips:
• Smooth tip surface does not harbor debris or bacteria
like abrasive surface of burs or files.
• YSGG laser energy is bacteriacidal.
3
• Single-use, disposable tips that work without the need
to contact tissue.  Also eliminates accidental sticks with
contaminated burs.
BIOLASE is entering a new dental category utilizing WaterLase technology as it essentially eliminates the risk of cross contamination and contagion:

Eliminating the Risk of Cross Contamination

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Current Status: BIOLASE has a tremendous IP portfolio with 285 issued and pending patents, 70% of which are related to our core WaterLase (Er,Cr:YSGG) technology and medical lasers.
Filing costs and maintenance are closely monitored. Funding for redundant patents and patents with a low-probability for issuance are stopped.
Patent Portfolio
Issued Pending Total
U.S. 84 53 137
International 77 71 148
Total 161 124 285

Patented laser toothbrush for home use:
• BIOLASE is currently engaged in discussions with The Proctor and Gamble Company (“P&G”) to develop a laser toothbrush for home use using our patents which will whiten teeth, disinfect teeth and gums, bio-
stimulate teeth and gums, relieve pain, and perform photodynamic therapy.
New lasers:
• BIOLASE introduced the WaterLase MDX line of all-tissue lasers in February 2012 and plans to continue to offer additional all-tissue WaterLase products in the future that complement the iPlus.
• We are planning to re-launch the iLase, our handheld diode laser with several new options and applications.
• We are also currently engineering more powerful diode soft-tissue lasers for launch in 2012.
New Imaging products:
• In February 2012, BIOLASE became the exclusive North American distributor for Cefla’s NewTom cone beam 3D imaging products, thereby complementing its large family of BIOLASE DaVinci Imaging products.
Further Opportunities to Expand in Dentistry

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Digital Imaging
Cone Beam Computed Tomography (CBCT) 3D Imaging:
We offer the Cefla
NewTom VGi and the BIOLASE DaVinci D3D digital CBCTs.  These systems are a vast improvement over traditional x-ray imaging technologies and offer tremendous clinical and diagnostic advantages to dentists. CBCTs allow dentists to “see more” which, when coupled with our WaterLase technology, allows dentists to “do more.”
X-Ray Generators:
The BIOLASE DaVinci iGen x-ray generator offers a unique ball-
joint and brake assist for optimal positioning.
Portable X-ray Tablet:
The BIOLASE DaVinci iTab x-ray tablet allows for immediate
access to x-ray images.  It offers wireless synchronization to operatory workstations.
Intra-oral Camera:
The BIOLASE DaVinci iView is a progressive scan intra-oral
camera that can take live and still images.  This is an excellent tool to assist the dentist in gaining patient treatment acceptance.

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• We expect WaterLase sales to continue grow in 2012, primarily driven by the iPlus and
complemented by our new line of lower priced WaterLase MDX lasers.   With the MDX, as well as
certified, pre-owned MD Turbos, we can now offer a number of price points to match up with a doctors specific all-tissue laser needs.
• Disposables and consumables will continue to represent ~20% of total sales.
• Our BIOLASE DaVinci Imaging and Cefla New Tom digital imaging products significantly expand our product portfolio and offer dentists a Total Technology Solution where, when coupled with our industry-leading WaterLase technology, they can see more and do more.
2011 (Projected) 2012 (Projected)
WaterLase Systems ~60% ~60%
Diode Systems ~20% ~15%
Consumables & Other ~20% ~20%
Digital Imaging Products ~0% ~5%
BIOLASE will continue to add new products and diversify in 2012:
Diversification
in 2012

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With our patented WaterLase and diode technologies, we have created technological platforms that have the ability to extend far outside of dentistry.
We expect to greatly expand our addressable markets in the coming years which, we believe, has the potential to  substantially increase our revenues.
Each of these potential markets represents a multi-billion dollar opportunity.
Ophthalmology:
We currently hold 14 issued and 19 pending U.S. and International patents in four patent families in the field of ophthalmology, giving us a wide range of applications and coverage. Our patented technology has the capability to restore the elasticity of the eye and allow it to return to normal function, eliminating presbyopia.  Management has established a new subsidiary, OCULASE, which will own and develop BIOLASE’s ophthalmic assets and technologies. In 2012, we expect approval to market treatments for glaucoma and dry eyes. We expect approval to market WaterLase technology for presbyopia internationally in 2013 and in the
United States in 2014.
2012: Expanding Beyond Dentistry

Aesthetics:
We have various FDA approvals for applications in dermatology, plastic surgery, and oculoplastics and are currently investigating options for entering these markets in 2012.
Pain Management:
We anticipate launching a new deep-tissue hand piece and upgraded diode laser for pain therapy in 2012 which will coincide with a new marketing campaign.  Pain therapy works and we are seeing more high-level athletes seeking treatment.
Podiatry:
We have found that our Diolase 10 technology is also very effective in the treatment of nail fungus and we are completing the clinical and regulatory requirements necessary to enter the market in late 2012.
Orthopedics:
We are working with several key manufacturers and universities to provide solutions that are not currently available.  We are investigating opportunities for several orthopedic applications and anticipate filing several 510(k) applications during 2012.

2012: Expanding Beyond Dentistry (Continued)

$25.0
$20.0
$15.0
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$5.0
$-
Mar-04
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Dec-11
Record quarter with Federico Pignatelli interim CEO during Q407
Federico Pignatelli restored as Chairman & CEO in Aug 2010
Direct sales ramp begins in Sep 2010
Over 85% revenue growth in 2011 compared to 2010

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Quarterly Revenues (in Millions)

2004 2005 2006 2007 2008 2009 2010 2011
Q1-Mar $      14.5 $      16.8 $      16.9 $      15.1 $      19.0 $       6.6 $       4.4 $      10.6
Q2-Jun $      14.7 $      14.5 $      15.9 $      18.2 $      18.7 $      14.3 $       5.9 $      12.1
Q3-Sep $      12.0 $      11.7 $      17.1 $      12.8 $      15.3 $      12.1 $       6.2 $      13.1
Q4-Dec $      19.1 $      19.0 $      19.8 $      20.8 $      11.6 $      10.4 $       9.7 $      13.1

$4.0
$2.0
$-
$(2.0)
$(4.0)
$(6.0)
$(8.0)
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
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Dec-05
Mar-06
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Mar-10
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Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Federico Pignatelli restored
as Chairman & CEO in Aug 2010

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Quarterly Non-GAAP Net Income (in Millions)

2004 2005 2006 2007 2008 2009 2010 2011
Q1-Mar $    0.783 $   (4.015) $   (1.462) $   (0.890) $    0.985 $   (3.763) $   (4.797) $    0.153
Q2-Jun $    1.006 $   (6.222) $   (1.340) $   (0.089) $    1.578 $    3.020 $   (3.657) $    0.069
Q3-Sep $   (0.962) $   (4.820) $   (0.167) $   (2.765) $   (3.551) $    1.534 $   (2.173) $   (0.397)
Q4-Dec $ (23.257) $   (0.479) $   (2.466) $   (0.272) $   (4.338) $   (0.888) $    0.787 $   (1.260)

1994-Aug 2006 Pignatelli Chairman of the Board
Exclusive distribution partnership with Henry Schein Aug 2006–Aug 2010
Aug 2010 to present Pignatelli Chairman of the Board and CEO
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Revenues
FDA Clearance Rec'd for WaterLase in 1998
Aug 2010 Pignatelli Reinstated Chairman
Guidance
$20
$15
$10
$5
Stock Price
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Volume

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Chart & Financial History

Federico Pignatelli has served as our CEO since August 2010, and as our Chairman of the Board and CEO since
September 2010.  Mr. Pignatelli is a >5% shareholder and has been active in the Company as a director and various other management roles since 1991. He also the founder, and has served as President, of the Art &
Fashion Group.
Fred Furry has been our CFO since November 2010 and our COO since October 2011. He has over 18 years of experience specializing in the high-tech and manufacturing industries while working in public accounting, including six years with Pricewaterhouse Coopers. Mr. Furry was an audit partner with Windes & McClaughry prior to joining BIOLASE.
Dmitri Boutoussov has over 19 years developing laser technologies for dentistry and medicine in the U.S. and
Europe.  He joined BIOLASE in 2000 and was promoted to CTO in October 2010.  Mr. Boutoussov has authored and co-authored more than 20 U.S. and international patents and patent applications.
Bill Brown has more than 30 years of experience in global/medical device companies. He has been with BIOLASE since 2002 and was promoted to Vice President of Sales and Marketing in March 2012.
Rick Whipp has over 30 years of experience in manufacturing and operations. Mr. Whipp joined BIOLASE in July
2011 and was promoted to Vice President of Operations in October 2011. Prior to joining BIOLASE, he spent 13 years with Discuss Dental, currently a division of Philips Electronics.
Ehab Esmail joined BIOLASE in August 2011 as our Vice President of Global Regulatory, Clinical, and Quality
Affairs.  He has more than 18 years of experience as a specialist in regulatory affairs in the medical device and biologics industries.

Executive Management

BIOLASE Europe
BIOLASE

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support

BIOLASE

BIOLASE Today
Company Headquarters in Irvine, California

• We have over 180 employees worldwide.
• We also have manufacturing capabilities in Floss,
Germany.
• We have sales offices in the U.S., Floss (Germany),
Madrid (Spain), Shanghai (China), and Mumbai (India),
with expansion planned in Dubai (UAE), and Rio de Janero
(Brazil). We also have training facilities in Charlotte, NC, and Irvine, CA.
BIOLASE Europe in Floss, Germany
• Our 57,000 sq. ft. corporate HQ in Irvine houses finance
& administrative, sales, marketing, customer care,
training, manufacturing, and R&D.  This facility can
accommodate growth to $250 million.
• ISO 9001 certified and FDA GMP with clean room
operations.